UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2006
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On April 7, 2006, Connetics Corporation, or the Company, issued a press release announcing that a civil lawsuit was filed by the Securities and Exchange Commission, or SEC, against a Connetics employee on March 28, 2006, for alleged insider trading and that the Company has since terminated that employee. The Company also announced that the SEC is conducting a formal investigation regarding whether Connetics or its employees, officers, directors, or others related to the Company, may have violated federal securities laws.
          A copy of the press release announcing the filing of the SEC’s lawsuit against a Connetics employee and the SEC’s investigation of the Company is included as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

99.1	SEC Investigation, Press Release dated April 7, 2006
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: April 10, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	SEC Investigation, Press Release dated April 7, 2006